UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 20, 2021

Date of Report (Date of earliest event reported)

GREENCITY ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39404	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 Eshan Road, Floor 6, Pudong New District, Shanghai, China	200120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (+86) 21-20257919

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value $0.001, one redeemable warrant to purchase one-half ordinary share	GRCYU	The Nasdaq Stock Market LLC
Ordinary Share	GRCY	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half ordinary share	GRCYW	The Nasdaq Stock Market LLC

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Securities and Exchange Commission (the “SEC”) released a public statement (the “Public Statement”) on accounting and reporting considerations for warrants issued by special purpose acquisition companies (“SPACs”). The SEC’s Public Statement discussed “certain features of warrants issued in SPAC transactions” that “may be common across many entities.” The Public Statement indicated that when one or more of such features is included in a warrant, the warrant “should be classified as a liability measured at fair value, with changes in fair value each period reported in earnings.”

On May 20, 2021, Greencity Acquisition Inc. (the “Company”, we”, “our” or “us”) determined that the Company incorrectly classified the public warrants and private placement warrants issued in connection with the Company’s initial public offering (the “Warrants”) as equity instruments in the previously issued financial statements as of and for the periods ended July 28, 2020, September 30, 2020 and December 31, 2020 included in the Company’s current report on Form 8-K, quarterly report on Form 10-Q, and annual report on Form 10-K filed with the SEC on August 3, 3030, September 9, 2020, November 13, 2020 and March 31, 2021, respectively (collectively, the “ Original Financial Statements”). As a result, the Warrants should be recorded as liabilities on the balance sheet and measured at fair value at inception and on a recurring basis in accordance with ASC 820, Fair Value Measurement, with changes in fair value recognized in the statement of operations.

The Company’s accounting for the Warrants as components of equity instead of as derivative liabilities did not have any effect on the Company’s previously reported investments held in trust, operating expenses, cash flows or cash.

As a result, after discussion with Marcum LLP, the Company’s independent registered public accounting firm, the Company’s audit committee and Board of Directors concluded that the Original Financial Statements should no longer be relied upon and are to be restated in order to correct the classification error as well as the fair value re-measurements, and align with the SEC’s Public Statement. Accordingly, the Company will disclose the impact of such restatements on its Original Financial Statements in an amended Form 10-K, which the Company will file with the SEC as soon as practicable.

The Company’s audit committee has discussed the matters disclosed in this Item 4.02(a) with the Company’s independent registered public accounting firm, Marcum LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf as of May 20, 2021 by the undersigned hereunto duly authorized.

Greencity Acquisition Corporation

By:	/s/ Ming Zhang
Ming Zhang
Chief Executive Officer